                                                               EXHIBIT 99(e)(6)

                                   AMENDMENT,
                            DATED FEBRUARY 14, 2003,
                                       TO
                              RYDEX VARIABLE TRUST
                             INVESTOR SERVICES PLAN,
                            DATED DECEMBER 31, 1998,
                                   AS AMENDED

                                  AMENDMENT TO
                              RYDEX VARIABLE TRUST
                             INVESTOR SERVICES PLAN

                                    EXHIBIT A

                              RYDEX VARIABLE TRUST
                              INVESTOR SERVICE FEE

RYDEX FUNDS

     Nova Fund
     Ursa Fund
     Precious Metals Fund
     OTC Fund
     Juno Fund
     Large-Cap Europe Fund
     Large-Cap Japan Fund
     Mekros Fund
     Medius Fund
     Titan 500 Fund
     Tempest 500 Fund
     Velocity 100 Fund
     Venture 100 Fund
     U.S. Government Bond Fund
     U.S. Government Money Market Fund
     All-Cap Value Fund
     Core Equity Fund
     Internet Fund
     Real Estate Fund
     Sector Rotation Fund
     Utilities Fund
     Amerigo Fund
     Clermont Fund

INVESTOR SERVICE FEE                             Twenty-Five basis points (.25%)

CALCULATION OF FEE

     The investor service fee is based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.

                                   AMENDMENT,
                            DATED FEBRUARY 14, 2003,
                                       TO
                           INVESTOR SERVICES AGREEMENT
                          BETWEEN RYDEX VARIABLE TRUST
                          AND RYDEX DISTRIBUTORS, INC.,
                            DATED DECEMBER 31, 1998,
                                   AS AMENDED

                                  AMENDMENT TO
                           INVESTOR SERVICES AGREEMENT
                                     BETWEEN
                              RYDEX VARIABLE TRUST
                                       AND
                            RYDEX DISTRIBUTORS, INC.

                                    EXHIBIT A

                              RYDEX VARIABLE TRUST

RYDEX FUNDS

     Nova Fund
     Ursa Fund
     Precious Metals Fund
     OTC Fund
     Juno Fund
     Large-Cap Europe Fund
     Large-Cap Japan Fund
     Mekros Fund
     Medius Fund
     Titan 500 Fund
     Tempest 500 Fund
     Velocity 100 Fund
     Venture 100 Fund
     U.S. Government Bond Fund
     U.S. Government Money Market Fund
     All-Cap Value Fund
     Core Equity Fund
     Internet Fund
     Sector Rotation Fund
     Real Estate Fund
     Utilities Fund
     CLS AdvisorOne Amerigo VT Fund
     CLS AdvisorOne Clermont VT Fund